UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 20, 2001

                    MDU Resources Group, Inc.
     (Exact name of registrant as specified in its charter)


        Delaware                 1-3480            41-0423660
(State of other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)   Indentification No.)


                       Schuchart Building
                     918 East Divide Avenue
                          P.O. Box 5650
                Bismarck, North Dakota 58506-5650
            (Address of principal executive offices)
                           (Zip Code)


 Registrant's telephone number, including area code (701) 222-7900



Item 5. Other Events.

     Incorporated by reference is a press release issued by MDU
Resources Group, Inc. on September 20, 2001, attached as Exhibit 99.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 99 - Press release issued September 20, 2001 regarding natural gas price volatility.




                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MDU RESOURCES GROUP, INC.

Date: September 21, 2001             By: /s/ Vernon A. Raile
                                        Vernon A. Raile
                                        Vice President, Controller
                                        and Chief Accounting Officer


                           EXHIBIT INDEX

Exhibit Number                          Description of Exhibit
     99                                 Press release issued
                                        September 20, 2001
                                        regarding natural gas
                                        price volatility.